                                                                 GROWTH & INCOME



ROBERTSON STEPHENS MUTUAL FUNDS
The Growth & Income Fund
Annual Report
December 31, 1995


[PHOTO]

THE GROWTH & INCOME FUND ANNUAL RESULTS




FUND PHILOSOPHY

The Growth & Income Fund seeks to achieve long-term total return by investing primarily in small- and mid-cap stocks and convertible bonds and preferred stocks. Our flexible, bottom-up approach is based on value recognition and trend analysis. We look for well-managed companies with improving fundamentals that are positioned for growth. Our formula for long-term success also includes a disciplined approach to risk: losses are eliminated quickly, and we are constantly looking for new opportunities.










CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  8
Portfolio Summary  9
Schedule of Net Assets  10
Statement of Net Assets  17
Statement of Operations  18
Statement of Changes in Net Assets  19
Financial Highlights  20
Notes to Financial Statements  21
Independent Accountants' Report  24
Administration  24

                                                   ROBERTSON, STEPHENS & COMPANY



FUND HIGHLIGHTS



SOLID PERFORMANCE
The Robertson Stephens Growth & Income Fund was up 4.46% for the quarter ending December 31, 1995.

HEALTH CARE EXPOSURE INCREASED
Our investments in health care-related stocks increased more than 40% in the latest quarter. Industry fundamentals are strong, and we believe they are poised for further improvement in 1996.

CONVERTIBLES PROVIDE SOME DOWNSIDE PROTECTION
Investors often forget that convertible issues outpace stocks on the downside while providing current income. This proved to be the case in the fourth quarter.

SEMICONDUCTORS -- FEW BRIGHT SPOTS
A slowing in demand, along with accelerating supply, led to a 35-60% decline in most semiconductor stocks. We took advantage of this volatility and repositioned our holdings away from commodity-based companies.

1996 -- AN ENCORE TO 1995?
Coming off a great year for equities, we now begin to focus our attention on the future. Our framework going forward rests with three key assumptions: corporate earnings will continue to slow; interest rates will remain a critical factor for stocks; and public inflows into U.S. equity funds will be the primary supporter of stock prices going forward.

THE GROWTH & INCOME FUND ANNUAL RESULTS


[PHOTO]

FUND MANAGER

JOHN L. WALLACE
Portfolio Manager
The Robertson Stephens
Growth & Income Fund


DEAR SHAREHOLDERS:

We are pleased to report that a commitment to diversified investing and disciplined risk management enhanced the Fund's performance for the quarter and year ended December 31, 1995. We finished the quarter up 4.46% -- slightly underperforming the S&P 500, which was up 5.39%, but continuing to outpace the Lipper Growth & Income Fund Index, which was up 4.05%.

We are pleased to report a total return of 12.4% since the Fund's launch on July 12, 1995, beating both the S&P 500 and the Lipper Growth & Income Fund Index, which were up 11.16% and 8.46%, respectively, for the same time period.

It was a rough quarter for most small-cap investors. Concerns over economic weakness and slower corporate earnings, as well as a collapse in many technology stocks, caused a violent shift to more liquid, large-cap issues. In fact, the best-performing major index for the quarter was the Dow itself, up 6.85%!

                                                  ROBERTSON, STEPHENS & COMPANY


Small-cap relative performance peaked in late summer and has given back all of its 1995 gain. We believe that going into 1996, smaller stocks still offer higher earnings potential at lower P/Es than larger issues.

Projected Earnings Growth - 1995 to 1996
Projected EPS Growth (I/B/E/S), November 30, 1995

[GRAPH]

SOURCE: MERRILL LYNCH QUANTITATIVE ANALYSIS, I/B/E/S

At a median market cap of $1.1 billion, we still embrace a small-cap focus; however, we are monitoring the relative strength of these investments closely.

Russell 2000 Versus S&P 500(1)

[GRAPH]

SOURCE: THE LEUTHOLD GROUP, DECEMBER 1995

(1) A rising bar represents small-cap stocks (Russell 2000) outpacing larger-cap stocks (S&P 500).

HEALTH CARE -- NEW OPPORTUNITIES FOR 1996
We increased our exposure in the health care area by more than 40% during the fourth quarter. These stocks now comprise more than 14% of the Fund, and we continue to look for new ideas. We believe the group could be poised to outpace the general market next year for the following reasons:

- Demographics -- The U.S. population is aging, and the desire for improved health care is on the rise.

- The FDA is approving drugs and devices faster than ever before.

- Software and information technologies are helping improve the efficiencies, margins, and earnings of health care companies.

- R&D spending is generating more value-added products.

We believe that going into 1996, smaller stocks still offer higher EARNINGS POTENTIAL at lower P/Es than larger issues."

THE GROWTH & INCOME FUND ANNUAL RESULTS




"WE BELIEVE THE HEALTH CARE GROUP COULD BE POISED TO OUTPACE THE GENERAL MARKET IN 1996 DUE TO INCREASING DEMAND FROM AN AGING U.S. POPULATION, FASTER FDA APPROVAL, IMPROVED TECHNOLOGIES, AND INCREASED R&D SPENDING."

Our exposure is fairly broad-based -- from HMOs to biotech and pharmaceutical companies to medical device manufacturers.

Recent additions include:

DENTSPLY INTERNATIONAL -- Develops, manufactures, and markets a broad range of dental supplies and lab products. We believe new management and the integration of recent acquisitions could help fuel earnings growth of 15%-plus.

COMMUNITY HEALTH SYSTEMS, INC. -- Owns and operates hospitals, primarily in the southeastern and southwestern United States. Provides a broad range of medical and surgical services. The company's strategy is to grow earnings through improving market share of existing properties and acquisitions.


TECHNOLOGY -- DOWN BUT NOT OUT
At 23% of the Fund, technology and telecommunications companies still represent a core holding. Computer-related hardware and software products

[PHOTO]

INVESTMENT MANAGEMENT


G. RANDY HECHT                INVESTMENT TEAM
President                     RESEARCH
Robertson Stephens            John Seabern
Investment Trust
                              TRADING
                              Christopher Beagle
                              Catherine O'Neill

                              ADMINISTRATION
                              Sarah Clark

                                                   ROBERTSON, STEPHENS & COMPANY

are key to growth in many industries. We need new technologies to compete better, increase productivity, and produce a better standard of living.

What investors forgot last quarter (and what we mentioned in our last report to shareholders) was that tech stocks do not go up forever and are not immune to the principal law of economics regarding supply and demand. We believe the result was a 27% decline in the Philadelphia Semiconductor Index (SOX) and a 35-60% decline in most semiconductor stocks.

As it became clear in the fall that increased capacity and supplies of almost all types of semiconductor chips could meet or exceed current demand levels, we eliminated our semiconductor holdings and focused on three areas where product cycles, pricing, and margins were still in an upswing -- networking, data services, and software.

Most technology stocks have underperformed the market since September. We think it is too soon to capitulate on the entire group, but our current focus is on fourth-quarter earnings reports and the consumer and corporate PC sell-through into early 1996.

We will monitor the progress of this sector to see if it will regain its leadership role for the duration of this market cycle. If fundamentals deteriorate, we will not be afraid to shift assets accordingly.

CONVERTIBLES PROVIDE SOME DOWNSIDE PROTECTION
The Fund's asset mix has not changed since our last report. We have invested almost 10% of assets in convertible bonds and preferred stocks. We are always looking for high total return opportunities but appreciate the fact that convertibles also give the Fund some protection against declining stock prices. Unfortunately, the quarter provided two opportunities to show how dramatically our bonds outpaced on the downside:

- VLSI TECHNOLOGY, INC., a semiconductor manufacturer, was not immune to the severe correction in tech stocks. The common stock declined more than 50% from the price where the bond was issued last September. The bond, however, was down only 10%, and with income our total return was -8% versus - 52% for the common shareholders.

THE GROWTH & INCOME FUND ANNUAL RESULTS

Net Cash Flow Into Domestic Equity Mutual Funds

(DOLLARS IN BILLIONS)

[GRAPH]

SOURCE: INVESTMENT COMPANY INSTITUTE

1996 FORECAST


- STAPLES INC., one of the largest office supply superstore chains in the U.S., declined 26% during the quarter on fears of weakening retail sales. Our bond, which matures in only four years, declined just 6%, and we added to our position during the quarter.

  Despite these clear-cut examples, in our opinion many of our competitors still underappreciate the amount of downside protection short-maturity convertibles provide. We intend to continue capitalizing on this fact.

  1996 -- A REPEAT OF 1995?
  The stock market just completed one of its best years ever, and the third best year since the end of World War II. Any thoughts on 1996 performance have to include a few key assumptions:

  1. Corporate earnings will continue to slow. If the economy does not pick up steam, we expect earnings growth to be in the 5-10% range for 1996. If EPS growth decelerates, we expect further rotation into higher-quality growth stocks. Stock selection becomes critical, and volatility and sector rotation will increase.

  2. Interest rates will remain a critical factor for equities. A slow-growth, low inflationary environment has pushed the 30-year treasury bond below 6% -- its

                                                   ROBERTSON, STEPHENS & COMPANY

lowest point in two years. We are probably in a 6-7% trading range until the direction of the economy -- whether recession or reacceleration -- becomes clear.

3. Cash inflows from the public will be a primary driver for funding the last phase of the bull market. For the 11-month period ended November 30, 1995, net equity inflows stood at approximately $111 billion. Any dramatic reduction in new investments or net withdrawals puts the stock market at risk.
(See chart at left.)

Other variables that might affect stock prices in 1996 include:

- Resolution of the budget deficit impasse

- Capital gains tax cuts

- Presidential-election-year surprises

- Foreign and institutional demand for stocks

- Rate cuts from the Fed

- Investment alternatives to stocks

LOOKING AHEAD

Our strategy of being broadly diversified has enabled us to benefit and outpace a strong stock market since July 1995. We believe 1996 will be a more difficult year to make money since the odds favor a more subdued performance coming off a great 1995. However, we also believe our disciplined approach to risk should offer us some protection in the event of a market decline in 1996.

On behalf of the entire Growth & Income team, I would like to wish everyone a healthy and prosperous 1996.

                                                                 January 4, 1996



Sincerely,

/s/ JOHN L. WALLACE


JOHN L. WALLACE
Portfolio Manager

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL ON OUR
24-HOUR HOTLINE AT 1-800-766-3863.

THE GROWTH & INCOME FUND ANNUAL RESULTS

FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Growth & Income Fund and the Lipper Growth & Income Fund Index(2)
IF INVESTED ON JULY 12, 1995(3)

                         [GRAPH]

CUMULATIVE TOTAL RETURNS



                                      GROWTH & INCOME               S&P 500   LIPPER GROWTH & INCOME
FOR THE PERIOD ENDED 12/31/95                    FUND              INDEX(1)       FUND INDEX(2)
------------------------------------------------------------------------------------------------------
Since inception (7/12/95)(3)                   12.40%                11.16%            8.46%
------------------------------------------------------------------------------------------------------

(1)The Standard & Poor's Composite Index of 500 stocks (S&P 500 Index) is a widely recognized, unmanaged index of a selected portfolio of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(2)The Lipper Growth & Income Fund Index is composed of 30 funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. Lipper Mutual Funds indices are equally weighted, composed of the largest mutual funds within their respective investment objectives, and adjusted for the reinvestment of capital gains distributions and income dividends.

(3)Date that the Fund's shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                   ROBERTSON, STEPHENS & COMPANY

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1995

[GRAPH]

TOP TEN HOLDINGS

1.
GUIDANT CORPORATION
Designs, develops, and manufactures products used in cardiac rhythm management, coronary artery disease intervention, and other minimally invasive surgeries.

2.
STRATOSPHERE CORPORATION
Developing and building an observation tower in Las Vegas, Nevada. Intends to own and operate the 1,012-foot Stratosphere Tower and its attendant entertainment facilities.

3.
COMMERCIAL FEDERAL CORPORATION
A unitary, nondiversified savings and loan holding company for Commercial Federal Bank.

4.
W. R. BERKLEY CORPORATION
An insurance holding company. Operates regional property casualty insurance, specialty lines of insurance, insurance service operations, and reinsurances.

5.
AFFILIATED COMPUTER SERVICES, INC.
Provides information-processing services, including data processing outsourcing, electronic funds transfer transaction processing, image management, and professional services.

6.
MILLIPORE CORPORATION
Engages in the analysis and purification of fluids using membrane separations technology.

7.
ITI TECHNOLOGIES, INC.
Designs and manufactures wireless home security systems.

8.
GENZYME CORPORATION
Operates in therapeutics, diagnostic products and services, pharmaceuticals and fine chemicals, and tissue repair.

9.
FLEETWOOD ENTERPRISES, INC.
Produces and manufactures travel trailers and motor homes.

10.
MONSANTO COMPANY
Manufactures and sells worldwide a diversified line of specialty chemicals, agricultural products, and prescription pharmaceuticals.

THE GROWTH & INCOME FUND ANNUAL RESULTS

SCHEDULE OF NET ASSETS


DECEMBER 31, 1995                                     SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS
-------------------------------------------------------------------------------
ALUMINUM - 0.9%
MAXXAM, Inc.(1)                                       35,000        $1,233,750
--------------------------------------------------------------------------------
                                                                     1,233,750
--------------------------------------------------------------------------------
BANKS - 6.3%
Bank of New York - Warrants(2), Expire 11/29/98       30,000         1,113,750
Commercial Federal Corporation                        50,000         1,887,500
Corestates Financial Corporation                      41,500         1,571,813
Mellon Bank Corporation                               27,500         1,478,125
Meridian Bancorp                                       5,000           232,500
Norwest Corporation                                   25,500           841,500
Premier Bancorp, Inc.                                 10,000           233,750
UJB Financial Corporation                             35,000         1,251,250
--------------------------------------------------------------------------------
                                                                     8,610,188
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.9%
Genzyme Corporation(1)                                28,500         1,777,687
Molecular Dynamics, Inc.(1)                          125,000           781,250
--------------------------------------------------------------------------------
                                                                     2,558,937

--------------------------------------------------------------------------------
BUSINESS SERVICES - 2.3%
Moore Corporation, Ltd.                               75,000         1,396,875
NuCO2, Inc.(1)                                        32,500           422,500
U.S. Office Products Company(1)                       60,000         1,365,000
--------------------------------------------------------------------------------
                                                                     3,184,375
--------------------------------------------------------------------------------
CLOTHING/RETAIL - 3.3%
Adidas AG, 144A                                       42,000         1,126,125
Sport-Haley, Inc.(1)                                  75,000           726,562
Vans, Inc.(1)                                        169,000         1,415,375
Warnaco Group, Inc., Class A                          50,000         1,250,000
--------------------------------------------------------------------------------
                                                                     4,518,062
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.0%
ADT, Ltd.(1)                                          70,000         1,050,000
CKS Group, Inc.(1)                                     2,500            97,500
Learning Tree International, Inc.(1)                  40,000           625,000
National Education Corporation(1)                    185,000         1,503,125
Prepaid Legal Services, Inc.(1)                       85,000           881,875
--------------------------------------------------------------------------------
                                                                     4,157,500
--------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 2.4%
Seagate Technology, Inc.(1)                           30,000         1,425,000
Sun Microsystems, Inc.(1)                             31,500         1,437,188
Truevision, Inc.(1)                                   80,000           395,000
--------------------------------------------------------------------------------
                                                                     3,257,188
--------------------------------------------------------------------------------





The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY





                                                      Shares             Value
-------------------------------------------------------------------------------
COMPUTER SOFTWARE - 7.2%
--------------------------------------------------------------------------------
Adobe Systems, Inc.                                   27,000        $1,674,000
Citrix Systems, Inc.(1)                                5,100           165,750
Computervision Corporation                            90,000         1,383,750
Dialogic Corporation(1)                               35,000         1,347,500
Expert Software, Inc.(1)                              60,000           840,000
Informix Corporation(1)                               35,000         1,050,000
Oracle Corporation(1)                                 25,000         1,059,375
Project Software & Development, Inc.(1)               10,000           348,750
Secure Computing Corporation(1)                        4,500           252,000
Sybase, Inc.(1)                                       31,000         1,116,000
Vantive Corporation(1)                                30,000           675,000
--------------------------------------------------------------------------------
                                                                     9,912,125
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.6%
Estee Lauder Companies, Class A(1)                    23,000           802,125
--------------------------------------------------------------------------------
                                                                       802,125
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 3.5%
Affiliated Computer Services, Inc., Class A(1)        50,000         1,875,000
Computer Management Sciences, Inc.(1)                 20,400           362,100
DST Systems, Inc.(1)                                  30,000           855,000
Reynolds & Reynolds Company                           43,000         1,671,625
--------------------------------------------------------------------------------
                                                                     4,763,725
--------------------------------------------------------------------------------
DATA TELECOMMUNICATIONS - 1.3%
Data Translation, Inc.(1)                            105,000         1,706,250
Sync Research, Inc.(1)                                 2,000            90,500
--------------------------------------------------------------------------------
                                                                     1,796,750
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 2.3%
Diebold, Inc.                                         24,000         1,329,000
ITI Technologies, Inc.(1)                             60,000         1,785,000
--------------------------------------------------------------------------------
                                                                     3,114,000
--------------------------------------------------------------------------------
ENERGY SERVICES - 5.7%
Diamond Offshore Drilling, Inc.(1)                    40,000         1,350,000
Falcon Drilling Company, Inc.(1)                      90,000         1,350,000
Halliburton Company                                   30,000         1,518,750
Kerr-McGee Corporation                                18,000         1,143,000
Schlumberger, Ltd.                                    18,000         1,246,500
Western Atlas, Inc.(1)                                25,000         1,262,500
--------------------------------------------------------------------------------
                                                                     7,870,750
--------------------------------------------------------------------------------
ENTERTAINMENT - 1.9%
National Gaming Corporation(1)                        57,500           682,812
Stratosphere Corporation(1)                          200,000         1,975,000
--------------------------------------------------------------------------------
                                                                     2,657,812
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND ANNUAL RESULTS



SCHEDULE OF NET ASSETS (CONTINUED)

                                                      SHARES             VALUE
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.7%
Continental Waste Industries, Inc.(1)                 87,500        $1,017,183
--------------------------------------------------------------------------------
                                                                     1,017,183
--------------------------------------------------------------------------------
FINANCIAL SERVICE - 2.8%
Federal Home Loan Mortgage Corporation                16,000         1,336,000
Federal National Mortgage Association                 12,500         1,551,563
Sirrom Capital Corporation                            50,000           943,750
--------------------------------------------------------------------------------
                                                                     3,831,313
--------------------------------------------------------------------------------
FOOD PROCESSING - 0.8%
Smithfield Foods, Inc.(1)                             35,000         1,111,250
--------------------------------------------------------------------------------
                                                                     1,111,250
--------------------------------------------------------------------------------
HEALTHCARE/HMO - 3.3%
American Oncology Resources, Inc.(1)                  15,000           729,375
Community Health Systems, Inc.(1)                     35,000         1,246,875
Mid Atlantic Medical Services, Inc.(1)                45,000         1,091,250
Oxford Health Plans, Inc.(1)                          13,500           997,313
Surgical Care Affiliates, Inc.                        12,500           425,000
--------------------------------------------------------------------------------
                                                                     4,489,813
--------------------------------------------------------------------------------
INSURANCE - 4.3%
GCR Holdings, Ltd.(1)                                 57,000         1,282,500
Lincoln National Corporation                          21,500         1,155,625
Prudential Reinsurance Holdings, Inc.                 65,000         1,519,375
W. R. Berkley Corporation                             35,000         1,881,250
--------------------------------------------------------------------------------
                                                                     5,838,750
--------------------------------------------------------------------------------
MANUFACTURING - 2.6%
Fleetwood Enterprises, Inc.                           67,000         1,725,250
Millipore Corporation                                 45,000         1,850,625
--------------------------------------------------------------------------------
                                                                     3,575,875
--------------------------------------------------------------------------------
MEDIA - 2.2%
Emmis Broadcasting Corporation(1)                     42,500         1,317,500
US West Media Group                                   40,000           760,000
United International Holdings, Inc., Class A(1)       62,500           921,875
--------------------------------------------------------------------------------
                                                                     2,999,375
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 3.6%
Dentsply International, Inc.                          32,000         1,280,000
Guidant Corporation                                   55,000         2,323,750
Ventritex, Inc.(1)                                    80,000         1,390,000
--------------------------------------------------------------------------------
                                                                     4,993,750
--------------------------------------------------------------------------------
Motor Vehicles and Parts Suppliers - 1.0%
Strattec Security Corporation(1)                      75,000         1,350,000
--------------------------------------------------------------------------------
                                                                     1,350,000
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY



--------------------------------------------------------------------------------
                                                      SHARES             VALUE
--------------------------------------------------------------------------------
NETWORK SYSTEMS - 4.6%
Bay Networks, Inc.(1)                                24,500$        $1,007,563
Cisco Systems, Inc.(1)                                20,000         1,492,500
Madge Networks N.V.(1)                                24,000         1,074,000
NetManage, Inc.(1)                                    61,000         1,418,250
NetStar, Inc.(1)                                      23,000           419,750
Newbridge Networks Corporation(1)                     20,000           827,500
--------------------------------------------------------------------------------
                                                                     6,239,563
--------------------------------------------------------------------------------
PHARMACEUTICALS - 4.9%
Alteon, Inc.(1)                                       25,000           403,125
Bergen Brunswig Corporation                           47,500         1,181,563
Biochem Pharma, Inc.(1)                               17,000           682,125
Martek Biosciences Corporation                        35,000           883,750
Matrix Pharmaceutical, Inc.(1)                        68,000         1,275,000
North American Biologicals, Inc.(1)                   71,100           764,325
Pharmacia & Upjohn, Inc.                              39,000         1,511,250
--------------------------------------------------------------------------------
                                                                     6,701,138
--------------------------------------------------------------------------------
REITs - 2.4%
Bay Apartment Communities, Inc.                       50,000         1,212,500
Hospitality Properties Trust                          30,000           802,500
Prime Residential, Inc.                               65,000         1,202,500
--------------------------------------------------------------------------------
                                                                     3,217,500
--------------------------------------------------------------------------------
RESTAURANTS - 1.2%
Consolidated Products, Inc.(1)                        71,000         1,047,250
Main Street & Main, Inc.(1)                          235,000           660,937
--------------------------------------------------------------------------------
                                                                     1,708,187
--------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 3.7%
IMC Global, Inc                                       36,000         1,471,500
Mississippi Chemical Corporation                      50,000         1,162,500
Monsanto Company                                      14,000         1,715,000
Vigoro Corporation                                    12,500           771,875
--------------------------------------------------------------------------------
                                                                     5,120,875
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.6%
Applied Digital Access, Inc.(1)                       75,000           881,250
Davox Corporation(1)                                  57,500           682,812
VTEL Corporation(1)                                   50,000           925,000
AT&T Corporation                                      18,000         1,165,500
MFS Communications Company(1)                            301            16,028
Sprint Corporation                                    30,000         1,196,250
--------------------------------------------------------------------------------
                                                                     4,866,840
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND ANNUAL RESULTS


                                                        SHARES          VALUE
--------------------------------------------------------------------------------
TRANSPORTATION - 2.3%
Airborne Freight Corporation                             25,000     $  665,625
Atlantic Southeast Airlines, Inc.                        72,500      1,558,750
Canada National Railway Company                          64,500        967,500
--------------------------------------------------------------------------------
                                                                     3,191,875
--------------------------------------------------------------------------------
UTILITIES - 1.8%
Equitable Resources, Inc.                                42,500      1,328,125
US West Communications Group                             30,000      1,072,500
--------------------------------------------------------------------------------
                                                                     2,400,625
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 88.4% (Cost: $108,160,639)                   121,091,199
--------------------------------------------------------------------------------


                                                         SHARES          VALUE
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
Energy - 0.9%
Enron Corporation, 6.25%, 12/13/98 Series                50,000      1,200,000
--------------------------------------------------------------------------------
                                                                     1,200,000
--------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS - 2.3%
Atlantic Richfield Company, 9%, 9/15/97 Series           40,000        940,000
Noble Drilling Company, $1.5 Series                      22,000        566,500
Westinghouse Electric Corporation, Pfd Series C, $1.30  100,000      1,650,000
--------------------------------------------------------------------------------
                                                                     3,156,500
--------------------------------------------------------------------------------
REAL ESTATE - 0.6%
Catellus Development Corporation, $3.625, Class B        22,000        880,000
--------------------------------------------------------------------------------
                                                                       880,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.4%
MFS Communications Company, 8%, 5/31/99 Series           10,000        486,875
--------------------------------------------------------------------------------
                                                                       486,875
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 4.2% (Cost: $5,496,837)         5,723,375
--------------------------------------------------------------------------------


                                                            PAR          VALUE
--------------------------------------------------------------------------------
CONVERTIBLE BONDS
Computer Hardware & Components - 0.4%
Telxon Corporation, 5.75%, Due 01/01/03                 500,000        537,500
--------------------------------------------------------------------------------
                                                                       537,500
--------------------------------------------------------------------------------
CONSUMER & SPECIALITY RETAIL - 0.9%
Staples, Inc. 144A, 4.50%, Due 10/01/00               1,200,000      1,200,000
--------------------------------------------------------------------------------
                                                                     1,200,000
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


                                                                 PAR       VALUE
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.9%
Integrated Device Technology, Inc., 5.50%, Due 06/01/02      700,000    $570,500
Intermagnetics General Corporation, 5.75%, Due 09/15/03      500,000     690,000
--------------------------------------------------------------------------------
                                                                       1,260,500
--------------------------------------------------------------------------------
ENERGY - 0.9%
Box Energy Corporation, 8.25%, Due 12/01/02                  600,000     600,000
Cross Timbers Oil Company, 5.25%, Due 11/01/03               650,000     611,000
--------------------------------------------------------------------------------
                                                                       1,211,000
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 0.2%
Sandoz Capital, 144A, 2%, Due 10/06/02                       250,000     235,625
--------------------------------------------------------------------------------
                                                                         235,625
--------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES - 0.8%
Federated Department Stores, Inc., 5.0%, Due 10/01/03      1,100,000   1,097,250
--------------------------------------------------------------------------------
                                                                       1,097,250
--------------------------------------------------------------------------------
HOME BUILDING - 0.4%
Continental Homes Holding Corporation, 6.875%, Due 11/01/02  500,000     530,000
--------------------------------------------------------------------------------
                                                                         530,000
--------------------------------------------------------------------------------
IRON/STEEL - 0.3%
USX Corporation, 7.0%, Due 06/15/17                          500,000     476,250
--------------------------------------------------------------------------------
                                                                         476,250
--------------------------------------------------------------------------------
PRECIOUS METALS - 0.3%
Coeur d'Alene Mines Corporation, 6.375%, Due 01/31/04        500,000     473,750
--------------------------------------------------------------------------------
                                                                         473,750
--------------------------------------------------------------------------------
TRANSPORTATION - 0.4%
Reno Air, Inc. 144A, 9.0%, Due 09/30/02                      500,000     485,000
--------------------------------------------------------------------------------
                                                                         485,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 5.5% (Cost: $7,303,573)                      7,506,875
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.1% (Cost: $120,961,049)                       134,321,449
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
--------------------------------------------------------------------------------
Cash                                                                         122
Repurchase Agreement                                                   2,077,000
     State Street Bank and Trust Company, 5.0%, dated 12/29/95, due 01/02/96 maturity value, $2,078,154 (collateralized by
     $1,611,000 par value U.S. Treasury Notes, 8.75%, due 05/15/17)
--------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 1.5%                                 2,077,122


The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND ANNUAL RESULTS

--------------------------------------------------------------------------------
DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
--------------------------------------------------------------------------------
Cash                                                               $     64,375
Repurchase Agreement (Segregated)                                     1,700,000
        State Street Bank and Trust Company, 5.0%,
        dated 12/29/95, due 01/02/96 maturity value,
        $1,700,944 (collateralized by $1,319,000
        par value U.S. Treasury Notes, 8.75%, due 05/15/17)
--------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK
        FOR SECURITIES SOLD SHORT - 1.3%                               1,764,375


--------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 1.0%               1,312,937
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (0.9) % (Proceeds: $1,312,937)                (1,267,125)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (1.0)%                                       (1,306,792)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $ 136,901,966
--------------------------------------------------------------------------------

(1)Non-income-producing security.
(2)See Note 4.e. of Notes to Financial statements.



SCHEDULE OF SECURITIES SOLD SHORT


DECEMBER 31, 1995                                       SHARES            VALUE
--------------------------------------------------------------------------------
COMPUTER SOFTWARE-(0.6)%
Netscape Communications, Inc.                            6,000       $  834,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT-(0.3)%
Applied Materials, Inc.                                 11,000          433,125


--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT-(0.9)%(Procceds:$1,312,937)              $1,267,125
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY



STATEMENT OF NET ASSETS



DECEMBER 31, 1995
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (Cost: $120,961,049)                       $ 134,321,449
Cash and cash equivalents                                            2,077,122
Deposits with brokers and custodian bank
    for securities sold short                                        1,764,375
Receivable for investments sold                                      2,147,005
Receivable from brokers for securities sold short                    1,312,937
Receivable for fund shares subscribed                                  937,174
Dividends/interest receivable                                          233,834
--------------------------------------------------------------------------------
TOTAL ASSETS                                                       142,793,896



--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Securities sold short (Proceeds: $1,312,937)                         1,267,125
Payable for investments purchased                                    4,103,136
Payable for fund shares redeemed                                       302,007
Accrued expenses                                                       217,547
Payables, other                                                          2,115
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    5,891,930
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 $ 136,901,966
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in capital                                                    126,943,354
Accumulated net realized loss from investments                      (3,511,975)
Accumulated net realized gain from securities sold short                64,375
Net unrealized appreciation on investments                          13,360,400
Net unrealized appreciation on securities sold short                    45,812
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 $ 136,901,966
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICING OF SHARES:                                               $       11.24
     Net Asset Value, offering and redemption price per share
     (net assets of $136,901,966 applicable to 12,183,332 shares of beneficial interest outstanding with no par value)
--------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND ANNUAL RESULTS



STATEMENT OF OPERATIONS



FOR THE PERIOD FROM 7/12/95
(COMMENCEMENT OF OPERATIONS)
THROUGH 12/31/95


--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                           $   328,706
Dividends (Net of foreign tax withheld of $3,172)                      482,644
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                811,350


--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                               415,116
Distribution fees                                                      103,780
Administrative fees                                                    103,780
Custodian and transfer agent fees                                       73,989
Professional fees                                                       34,977
Registration and filing fees                                            28,460
Shareholder reports                                                     17,348
Organizational costs                                                    15,520
Trustees' fees and expenses                                             11,249
Other                                                                   12,255
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                         816,474


--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                     (5,124)


--------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED
     APPRECIATION/(DEPRECIATION) ON INVESTMENTS
Net realized loss from investments                                  (3,511,975)
Net realized gain from securities sold short                            64,375
Net change in unrealized appreciation on investments                13,360,400
Net change in unrealized appreciation on securities sold short          45,812
-------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS   9,958,612


--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 9,953,488
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

STATEMENT OF CHANGES IN NET ASSETS



FOR THE PERIOD FROM 7/12/95
(COMMENCEMENT OF OPERATIONS)
THROUGH 12/31/95
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment loss                                               $     (5,124)
Net realized loss from investments                                  (3,511,975)
Net realized gain from securities sold short                            64,375
Net change in unrealized appreciation on investments                13,360,400
Net change in unrealized appreciation on securities sold short          45,812
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,953,488


--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
Realized gains on investments                                                -
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                          -


--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets resulting
      from capital share transactions                              126,948,478
--------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                   126,948,478


--------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       136,901,966
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                                          0
End of period                                                     $136,901,966
--------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

THE GROWTH & INCOME FUND ANNUAL RESULTS



FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING                                           PERIOD ENDED
THROUGHOUT EACH PERIOD:                                            12/31/95(1)
--------------------------------------------------------------------------------
Net Asset Value, beginning of period                                    $10.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net investment loss                                                       0.00

Net realized gain and unrealized appreciation from investments            1.24
--------------------------------------------------------------------------------
Total Increase in Net Assets Resulting From Operations                    1.24


--------------------------------------------------------------------------------
Distribution from realized gains on investments                           0.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $11.24
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL RETURN                                                            12.40%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net Assets, end of period                                         $136,901,966
Ratio of Expenses to Average Net Assets                                  1.94%
Ratio of Net Investment Loss to Average Net Assets                     (0.01)%
Portfolio Turnover Rate                                                    97%
--------------------------------------------------------------------------------



(1)The Fund commenced operations on 7/12/95.


Per-share data for each period has been determined by using the average number of shares outstanding throughout each period.
Ratios, except for total return and portfolio turnover rate, have been annualized.


20


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON, STEPHENS & COMPANY

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Growth & Income Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on July 12, 1995. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund, The Robertson Stephens Global Natural Resources Fund, and The Robertson Stephens Global Low-Priced Stock Fund. The assets for each series are segregated and accounted for separately.

The Growth & Income Fund, for book and tax purposes, has a calendar (12/31) year-end. These financial statements reflect operations for the period from July 12, 1995 (Commencement of Operations), through December 31, 1995.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. INVESTMENT VALUATIONS:
Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. At December 31, 1995, 99.5% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At December 31, 1995, approximately 0.5% of the Fund's long portfolio was valued using these guidelines and procedures.

B. REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness.

C. FEDERAL INCOME TAXES:
The Fund has made no provision for federal income tax for the period from July 12, 1995 (Commencement of Operations) through December 31, 1995. The Fund complied with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased and sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

E. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

THE GROWTH & INCOME FUND ANNUAL RESULTS

NOTES TO FINANCIAL STATEMENTS

F. CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain or loss accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.


NOTE 2  CAPITAL SHARES:

A. TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the period from July 12, 1995 (Commencement of Operations) through December 31, 1995 were as follows:


7/12/95 - 12/31/95                          SHARES                      AMOUNT
--------------------------------------------------------------------------------
Shares sold                             14,440,164                $150,810,508
Share reinvested                                 0                           0
--------------------------------------------------------------------------------
                                        14,440,164                 150,810,508

-------------------------------------------------------------------------------
Shares redeemed                         (2,256,832)                (23,862,030)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                            12,183,332                $126,948,478
--------------------------------------------------------------------------------

NOTE 3  TRANSACTIONS WITH AFFILIATES:

A. ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM"), an investment advisory fee and an administrative services fee calculated respectively at an annual rate of 1.00% and 0.25% of the average daily net assets of the Fund. For the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, the Fund incurred investment advisory fees and administrative fees of $415,116 and $103,780, respectively. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees, but excluding distribution fees which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. At December 31, 1995, there was no expected reimbursement of advisory fees and other expenses.

B. AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of Robertson, Stephens & Company LLC (RS & Co.), the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. John L. Wallace, Portfolio Manager, is a Member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,249 for the period from July 12, 1995 (Commencement of Operations) through December 31, 1995.

D. DISTRIBUTION FEES:
The Fund has entered into an agreement with RS & Co., for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is reviewed and approved annually by the Fund's Board of Trustees. Under this Plan, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the period from July 12, 1995 (Commencement of Operations) through December 31, 1995, the Fund incurred distribution fees of $103,780.

                                                 ROBERTSON, STEPHENS & COMPANY



E. BROKERAGE COMMISSIONS:
RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, the Fund paid brokerage commissions of $49,415 to RS & Co., which represented 18% of total commissions paid for the period.

NOTE 4 INVESTMENTS:

A. PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding securities sold short and short-term investments) measured as a percentage of the Fund's average monthly investment portfolio for the period for the period from July 12, 1995 (Commencement of Operations) through December 31, 1995, was 97%.

B. TAX BASIS OF INVESTMENTS:
At December 31, 1995, the cost of investments for federal income tax purposes was $122,418,733. Accumulated net unrealized appreciation on investments was $13,261,465 consisting of gross unrealized appreciation and depreciation of $15,555,488 and $(2,294,023), respectively.

C. INVESTMENT PURCHASES AND SALES:
For the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding securities sold short and short-term investments) were $213,718,729 and $89,250,840, respectively.


D. SHORT SALES:
Short sales are transactions in which the Fund sells a security it does not want, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize its obligation on the short positions. The Fund may also sell short against the box (i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales "against the box") to 25% of the Fund's total assets. At December 31, 1995, the Fund had 0.8% of its total assets in short positions. For the period from July 12, 1995 (Commencement of Operations) through December 31, 1995, the cost of investments purchased to cover short sales and proceeds from investments sold short were $205,625 and $1,582,937, respectively.

E. WARRANTS:
A warrant is an option which normally entitles the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period.

The Bank of New York Warrants held by the Fund at December 31, 1995, were valued at the last sale price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices.

THE GROWTH & INCOME FUND ANNUAL RESULTS



INDEPENDENT ACCOUNTANTS' REPORT



To the Shareholders and Board of Trustees of The Robertson Stephens Growth & Income Fund

In our opinion, the accompanying statement of net assets, including the schedules of net assets and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Growth & Income Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


/s/ PRICE WATERHOUSE LLP

Price Waterhouse LLP
San Francisco, California
February 15, 1996

ADMINISTRATION



OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer
Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert I. Goldbaum, Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Growth & Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 27, 1996

THE ROBERTSON STEPHENS MUTUAL FUNDS


In addition to THE GROWTH & INCOME FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. The Fund may engage in short sales and invests in companies of all sizes. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests in publicly traded equities of developing countries. The Fund may engage in short sales and/or invest in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Dave Evans.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.


THE INFORMATION AGE FUND
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE PARTNERS FUND
SMALL-CAP VALUE WITH A CONTRARIAN DISCIPLINE - Invests with a value methodology combining traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE+GROWTH FUND
A GROWTH FUND FOR VALUE-CONSCIOUS INVESTORS - Invests in mid-cap growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. Ability to short sell. No load. Managed by Ron Elijah.


Design: Broom & Broom, Inc., San Francisco      Photography: Jerry Orabona, Bill
Zemanek

For a discussion of the risks associated with using options, international investing, investing in a few sectors, allocating a large percentage of the portfolio to one security, and short selling, please read the prospectus.

ROBERTSON STEPHENS & COMPANY
MUTUAL FUNDS
555 California Street, Suite 2600
San Francisco, California  94104



FUND NEWS & INFORMATION

ROBERTSON STEPHENS
INVESTOR SERVICES

-Knowledgeable mutual fund representatives.

-Automated access to daily net asset values.

-Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

ROBERTSON STEPHENS
ACCOUNTLINK

-Automated account information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Gr Inc under the heading Robertson Stephens. Its computer quotation symbol is RSGIX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund or their other clients or for their own accounts and will not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.